UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2019

QURATE RETAIL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A common stock	QRTEA	The Nasdaq Stock Market LLC
Series B common stock	QRTEB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Services Agreement

In connection with a prior split-off transaction involving Liberty Media Corporation (“Liberty Media”) and Qurate Retail, Inc. (“Qurate”), Liberty Media and Qurate entered into a services agreement, dated September 23, 2011, pursuant to which Liberty Media’s employees, including Gregory B. Maffei, the President and Chief Executive Officer of Liberty Media and Executive Chairman of Qurate, provide Qurate with general and administrative services, including legal, tax, accounting, treasury and investor relations support services, and Liberty Media is compensated for the time spent providing services to Qurate. Liberty Media has executed a new employment agreement with Mr. Maffei, effective December 13, 2019 (the “Employment Agreement”). The Employment Agreement provides for a five-year employment term commencing on January 1, 2020 and ending on December 31, 2024, with an annual base salary, annual cash performance bonus, initial cash commitment bonus, annual equity awards (as defined below), Upfront Awards (as defined below), perquisites and other benefits described in “Liberty Media CEO Employment Agreement” below. Also, effective December 13, 2019, Qurate has executed a First Amendment to Services Agreement (the “Services Amendment”) pursuant to which components of Mr. Maffei’s compensation will either be paid directly to Mr. Maffei by Qurate or reimbursed to Liberty Media, in each case, based on allocations among Liberty Media, Qurate, Liberty Broadband Corporation (“LBC”), GCI Liberty, Inc. (“GCIL”) and Liberty TripAdvisor Holdings, Inc. (“TripCo,” and together with Qurate, LBC and GCIL, the “Service Companies” and each, a “Service Company”), as set forth in the Services Amendment. Each of these other Services Companies also receive services from Liberty Media personnel pursuant to a services arrangement with Liberty Media executed in connection with each of their respective separation transactions, and each has executed amendments to these services arrangements substantively identical to the Services Amendment. The following descriptions of the Employment Agreement and the Services Amendment are qualified in their entirety by reference to the Employment Agreement and form of Services Amendment, which are Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

The Services Amendment provides that Liberty Media is responsible for paying or providing annual base salary, the initial commitment bonus, perquisites and other employee benefits, Severance Benefits (as defined below) and certain reimbursements directly to Mr. Maffei, and a portion of these expenses will be allocated to, and reimbursed by, each of the Service Companies based on such Service Company’s Executive Percentage. For Mr. Maffei’s 2020 compensation, the “Executive Percentage” will be:

	Liberty Media			Qurate	GCIL	LBC	TripCo
	FWONK	LSXMK	BATRK	QRTEA	GLIBA	LBRDK	LTRPB
By ticker	16.0%	23.0%	5.0%	19.0%	14.0%	18.0%	5.0%
By company	44.0%			19.0%	14.0%	18.0%	5.0%

Beginning with Mr. Maffei’s 2021 compensation, the “Executive Percentage” will be determined based on a combination of (1) relative market capitalizations, weighted 50%, and (2) a blended average of historical time allocation on a Liberty Media-wide and CEO basis, weighted 50%, in each case, absent agreement to the contrary by Liberty Media and the Service Companies in consultation with Mr. Maffei. The Executive Percentage will be adjusted annually thereafter and upon the occurrence of certain events as set forth in the Services Amendment, including the discontinuation of Mr. Maffei’s services to a Service Company, the combination of one or more Service Companies or the addition of a new service company.

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Each Service Company has agreed to pay directly to Mr. Maffei the portions of the annual cash performance bonus, the Upfront Awards and the annual equity awards that are allocated to the Service Company based on its respective Executive Percentage.

In the event that Mr. Maffei’s services to Qurate are discontinued and Mr. Maffei remains employed by Liberty Media following such discontinuation (unless the discontinuation of Mr. Maffei’s services to Qurate is for cause (as defined in the Employment Agreement)), Qurate will be required to make a termination payment to Liberty Media pursuant to the Services Amendment representing the net present value of the portion of his compensation allocable to Qurate, including the 2020 term award (defined below) if such award has not been granted prior to such date, from the date of the discontinuation of services to Qurate through December 31 of the following calendar year. See “Liberty Media CEO Employment Agreement—Termination Payments and Benefits” for other payments and benefits that Mr. Maffei may receive in connection with the termination of his employment at Liberty Media or of his services at Qurate.

Liberty Media CEO Employment Agreement

As described above, Liberty Media has executed the Employment Agreement with Mr. Maffei, effective December 13, 2019, which provides for the following benefits:

Base Salary. Mr. Maffei’s initial annual base salary will be $3 million, with no contracted increase.

Initial Cash Commitment Bonus. Mr. Maffei received a one-time cash commitment bonus of $5 million in connection with his entry into the Employment Agreement.

Annual Cash Performance Bonus. The aggregate target value for Mr. Maffei’s annual cash performance bonus will be $17 million for each year during the term of the Employment Agreement and will be payable by Liberty Media and each Service Company based on each company’s allocable share of such obligation (as determined pursuant to the relevant services agreement). Payment of the annual cash performance bonus will be subject to the achievement of one or more performance metrics to be approved by the Compensation Committee of Liberty Media (the “LMC Committee”) and the Compensation Committee of each Service Company (each a “Service Company Committee”) with respect to its respective allocable portion of the annual cash performance bonus.

Perquisites and Other Benefits. Mr. Maffei will be eligible to participate in all employee benefit plans and perquisites that are generally available to other senior executive officers of Liberty Media. In addition, Mr. Maffei’s perquisites include 120 hours of annual aircraft usage, subject to payment by Mr. Maffei of tax on the standard industry fare level value, plus 50 additional hours, subject to Mr. Maffei’s payment for the cost of such usage.

Annual Equity Awards. The aggregate grant date fair value of Mr. Maffei’s annual equity awards will be $17.5 million for each year during the term of the Employment Agreement and will be comprised of awards of time-vested stock options (the “Annual Option Awards”), performance-based restricted stock units (“Performance RSUs”) or a combination of award types, at Mr. Maffei’s election, allocable across Liberty Media and the Service Companies (collectively, the “annual equity awards”). Vesting of any Performance RSUs will be subject to the achievement of one or more performance metrics to be approved by the LMC Committee and each Service Company Committee with respect to its respective allocable portion of the Performance RSUs. At Qurate, Mr. Maffei’s annual equity awards will be issued with respect to Qurate’s Series A common stock, par value $0.01 per share (“QRTEA”).

The description of the annual equity awards set forth herein is qualified in its entirety by reference to the forms of Qurate’s award agreements for the Annual Option Awards and the Performance RSUs, which are attached hereto as Exhibits 10.3 and 10.4, respectively, and incorporated by reference into this Item 5.02.

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Upfront Awards. In connection with the execution of the Employment Agreement, Mr. Maffei is entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the “Upfront Awards”) to be granted in two equal tranches. The first tranche consists of time-vested stock options from each of Liberty Media, Qurate, LBC and GCIL and time-vested restricted stock units from TripCo (collectively, the “2019 term awards”) that vest, in each case, on December 31, 2023 (except TripCo’s award of time-vested restricted stock units which vests on the fourth anniversary of its grant date), subject to Mr. Maffei’s continued employment, except as described below. Qurate’s portion of the 2019 term awards has an aggregate grant date fair value of $8,550,000 and consists of stock options to purchase 2,133,697 QRTEA shares, with an exercise price of $8.17.

The second tranche of the Upfront Awards will be granted on or before December 15, 2020, subject to Mr. Maffei’s continued employment on such date or the earlier occurrence of a termination of employment due to death, disability, by the issuing company without cause or by Mr. Maffei for good reason, and will consist of time-vested stock options from each of Liberty Media, Qurate, LBC and GCIL and time-vested restricted stock units from TripCo (collectively, the “2020 term awards”). The 2020 term awards will vest, in each case, on December 31, 2024, subject to Mr. Maffei’s continued employment (except TripCo’s award of time-vested restricted stock units which vests on the fourth anniversary of its grant date), except as described below. The portion of the 2020 term awards to be granted by Qurate is expected to consist of stock options to purchase QRTEA shares.

The description of the Upfront Awards set forth herein is qualified in its entirety by reference to the form of Qurate’s award agreement for Upfront Awards, which is attached hereto as Exhibit 10.5 and incorporated by reference into this Item 5.02.

Termination Payments and Benefits. Mr. Maffei will be entitled to the following payments and benefits from Liberty Media (with Liberty Media being reimbursed by Qurate for its allocated portion of the Severance Benefits pursuant to the Services Amendment) if his employment is terminated at Liberty Media under the circumstances described below, subject to the execution of releases by Liberty Media and Mr. Maffei in a form to be mutually agreed. The following discussion also summarizes the termination payments and benefits that Mr. Maffei would be entitled to if his services are terminated at Qurate under the scenarios described below.

Termination by Liberty Media without Cause or by Mr. Maffei for Good Reason. If Mr. Maffei’s employment is terminated by Liberty Media without cause (as defined in the Employment Agreement) or if Mr. Maffei terminates his employment for good reason (as defined in the Employment Agreement) on or after January 1, 2020, he is entitled to the following: (i) his accrued base salary, any accrued but unpaid bonus for a prior completed year, any unpaid expense reimbursements and any amounts due under applicable law (the “Standard Entitlements”); (ii) a severance payment of two times his base salary during the year of his termination to be paid in equal installments over 24 months; (iii) fully vested shares with an aggregate grant date fair value of $35 million consisting of shares of the applicable series of common stock from Qurate, Liberty Media, GCIL, TripCo and LBC; (iv) full vesting of his Upfront Awards (including the grant and full vesting of the 2020 term awards if the termination occurs before they have been granted) and full vesting of the annual equity awards for the year in which the termination occurs (including the grant and full vesting of such annual equity awards if the termination occurs before they have been granted); (v) lump sum cash payment of two times the average annual cash performance bonus paid for the two calendar years ending prior to the termination, but in no event less than two times his target annual cash performance bonus of $17 million, with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Qurate, Liberty Media, GCIL, TripCo and LBC; (vi) a lump sum cash payment equal to the greater of (x) $17 million and (y) the annual cash performance bonus otherwise payable for the year of termination, in each case, prorated based on the number of days that have elapsed within the year of termination (including the date of termination), with (subject to certain exceptions) up to 25% of such amount payable in shares of the applicable series of common stock from Qurate, Liberty Media, GCIL, TripCo and LBC; and (vii) continued use for 12 months after such termination of certain services and perquisites provided by Liberty, including continued use of Liberty’s aircraft (the “Services”) (clauses (i) through (vii) are collectively referred to as the “Severance Benefits”).

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Termination at Qurate by Qurate without Cause or by Mr. Maffei for Good Reason. In addition, if Mr. Maffei’s services at Qurate are terminated by Qurate without cause (as defined in the Employment Agreement) or by Mr. Maffei for good reason (as defined in the Employment Agreement) after January 1, 2020, he will be entitled to full vesting of the Upfront Awards and the annual equity awards, in each case, granted by Qurate for the year of his termination, and if Mr. Maffei remains employed by Liberty Media at or following the date of termination of his services to Qurate, he will also be entitled to payment of Qurate’s allocated portion of the annual cash performance bonus for the year, prorated for the portion of the calendar year in which Mr. Maffei served as an officer of Qurate. Other than as described above, no Severance Benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to Qurate.

Termination by Reason of Death or Disability. In the event of Mr. Maffei’s death or disability, he will be entitled to the same payments and benefits as if his services to Qurate had been terminated by Qurate without cause or by Mr. Maffei for good reason.

For Cause Termination at Qurate. In the event Mr. Maffei’s services to Qurate are terminated by Qurate for cause, he will forfeit any unvested portion of the Upfront Awards granted by Qurate, and if the termination for cause occurs before December 31 of the relevant grant year, Mr. Maffei will forfeit Qurate’s allocated portion of the annual cash performance bonus and all of the annual equity awards granted by Qurate for that grant year. If Mr. Maffei’s services are terminated by Qurate after December 31 of the relevant grant year but is terminated by Qurate, including for cause, prior to the date on which Qurate’s Compensation Committee (the “Qurate Committee”) certifies achievement of the performance metric for Qurate’s Performance RSUs for the grant year (the “Certification Date”), the award will remain outstanding until Qurate’s Certification Date and will vest to the extent determined by the Qurate Committee.

Voluntary Termination at Qurate without Good Reason. If Mr. Maffei voluntarily terminates the services he provides to Qurate without good reason on or after January 1, 2020, he will be entitled to pro rata vesting of the Upfront Awards granted by Qurate (based on the number of days that have elapsed during the vesting period), pro rata vesting of his annual equity awards for the year of termination granted by Qurate (based on the elapsed number of days in the calendar year of termination) and a pro rata payment of Qurate’s allocated portion of his annual cash performance bonus of $17 million (based upon the elapsed number of days in the calendar year of termination). Any Performance RSUs for the year of termination that are unvested on the date of termination will remain outstanding until the performance criteria is determined and will vest pro rata (based upon the elapsed number of days in the calendar year of termination) to the extent determined by the Qurate Committee (at a level not less than 100% of the target award). Other than as described above, no Severance Benefits will be due to Mr. Maffei if he remains employed by Liberty Media at or following the date of termination of his services to Qurate.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Form of First Amendment to Services Agreement, effective as of December 13, 2019, between Liberty Media and the Services Companies (incorporated by reference to Exhibit 10.5 to Liberty Media’s Current Report on Form 8-K, filed on December 19, 2019 (File No. 001-35707)).

10.2	Executive Employment Agreement, dated effective as of December 13, 2019, between Liberty Media and Gregory B. Maffei (incorporated by reference to Exhibit 10.1 to Liberty Media’s Current Report on Form 8-K, filed on December 19, 2019 (File No. 001-35707)).

10.3	Form of Annual Option Award Agreement between Qurate and Gregory B. Maffei under the Qurate Retail, Inc. 2016 Omnibus Incentive Plan.

10.4	Form of Annual Performance-based Restricted Stock Unit Award Agreement between Qurate and Gregory B. Maffei under the Qurate Retail, Inc. 2016 Omnibus Incentive Plan.

10.5	Form of Upfront Award Agreement between Qurate and Gregory B. Maffei under the Qurate Retail, Inc. 2016 Omnibus Incentive Plan.

101.INS	Inline XBRL Instance Document – the instance document does not appear in Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2019

QURATE RETAIL, INC.

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President

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